Exhibit 10.1
Glacier Water Services, Inc.
Stock Compensation Program
Including
Amendments 1-9

GLACIER WATER SERVICES, INC.
STOCK COMPENSATION PROGRAM
     1. Purpose. This Glacier Water Services, Inc. Stock Compensation Program (the “Program”) is intended to secure for Glacier Water Services, Inc. (the “Company”) and its Subsidiaries and its stockholders the benefits arising from ownership of the Company’s common stock (the “Common Stock”) by those selected key individuals of the Company and its Subsidiaries who will be responsible for the future growth of such corporations. The Program is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its Subsidiaries, and to provide key individuals with an additional incentive to contribute to the success of the corporations.
     2. Elements of the Program. In order to maintain flexibility in the award of stock benefits, the Program is composed of two parts. Part I is the 1994 Employee Stock Option Plan (the “Plan”) under which are granted incentive and non-qualified stock options. Part II is the 1994 Non-Employee Directors Stock Option Plan (the “Non-Employee Plan”) under which Non-Employee Directors are granted non-qualified stock options. The Plan and the Non-Employee Plan are collectively referred to herein as the “Plans.”
     3. Applicability of General Provisions. Unless any Plan specifically indicates to the contrary, both Plans shall be subject to the General Provisions of the Program set forth below.
     4. Administration of the Plans. The Plans shall be administered, construed, governed, and amended in accordance with their respective terms, provided, however, in no case shall any action be taken by any member of the Committee if such action would result in the loss of “disinterested administrator” status, within the meaning of Rule 16b-3, as promulgated by the SEC (as defined below) under Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”), or any successor rule or regulation thereto, as such Rule is amended or applied from time to time (the “SEC Rule l6b-3”), of any director who is a member of the Committee (as defined below).
     5. Definitions. For purposes of the Program, the following terms shall have the meanings set forth below:
     (a) “Agreement” or “Option Agreement” means a written agreement between the Company and a Participant or an Eligible Director setting forth the terms and conditions of an Option grant.

     (b) “Annual Meeting” means the annual meeting of the Company’s stockholders for any fiscal year as determined by the Company’s By-Laws.
     (c) “Board” means the Board of Directors of the Company as constituted from time to time.
     (d) “Cause” means (i) the willful and continued failure of a Participant to perform his or her duties other than such failure resulting from the Participant’s incapacity due to physical or mental illness or injury, (ii) the conviction of the Participant of a felony, (iii) the willful engaging by the Participant in misconduct which is materially injurious to the Company or (iv) the willful commission by the Participant of any fraud on the Company.
     (e) “Change of Control” shall mean:
          (i) The acquisition by an individual, entity or group (within the meaning of Section 13(d) (3) or 14(d) (2) of the Exchange Act), other than the Company, Kayne, Anderson Investment Management, Inc., any group (as heretofore defined) of which any of them is a member, any affiliate of any of the foregoing or any person who on the effective date of this Plan is an officer or director of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either (A) the shares of the Common Stock, or (B) the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control: (x) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (y) any acquisition by any corporation if, immediately following such acquisition, more than 50% of the outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation (entitled to vote generally in the election of directors), is beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who, immediately prior to such acquisition, were the beneficial owners of the Common Stock and the Voting Securities in substantially the same proportions, respectively, as their ownership, immediately prior to such acquisition, of the Common Stock and Voting Securities; or
          (ii) Approval by the shareholders of the Company of a reorganization, merger or consolidation, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of the Common Stock and Voting Securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation more than 50% of the then outstanding common stock and voting securities (entitled to vote generally in the election of directors) of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the Common Stock and the Voting Securities; or
          (iii) Approval by the shareholders of the Company of (A) a complete liquidation or substantial dissolution of the Company, or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a Subsidiary, wholly-owned, directly or indirectly, by the Company.
     (f) “Closing Price” means on, or with respect to, any given date, the closing per share market trading prices for the Common Stock as reported on the consolidated transaction reporting system for the American Stock Exchange (the “AMEX”) or, if the Cosmos Stock is not then listed on the AMEX, on any other domestic exchange on which the stock is listed or, if the Common Stock is not so listed, the average of the closing bid and asked prices quoted in the NASDAQ system or, if the Common Stock shall not be quoted on the NASDAQ system, the average of the closing bid and asked prices in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization for such date(s), or, if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock traded.
     (g) “Code” means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.
     (h) “Committee” mean’s the committee of the Board established to administer the Plan, as described in Article 1 of the General Provisions of the Program.
     (i) “Common Stock” means the common stock, par value $.01 per share, of the Company or any security of the Company issued in substitution or exchange therefor.
     (j) “Company” means Glacier Water Services, Inc., a Delaware corporation, or any successor corporation to Glacier Water Services, Inc.

     (k) “Disability” means with respect to a Participant disability as defined in the Participant’s then effective employment agreement, or if the Participant is not then a party to an effective employment agreement with the Company which defines disability, “Disability” means disability as determined by the Committee in accordance with standards and procedures similar to those under the Company’s long-term disability plan, if any. If disability is not defined in either an employment agreement or a long-term disability program, or in any case with respect to an Eligible Director, “Disability” means any physical or mental disability which is determined to be total and permanent by a physician selected in good faith by the Company.
     (l) “Eligible Director” means any Non-Employee Director of the Company who becomes a member of the Board.
     (m) “Exchange Act” means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder.
     (n) “Fair Market Value” means on, or with respect to, any given date(s), the average of the highest and lowest per share market trading prices for the Common Stock, as reported on the consolidated transaction reporting system for the American Stock Exchange (the “AMEX”) or, if the Common Stock is not then listed on the AMEX, on any other domestic exchange on which the stock is listed or, if the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ system or, if the Common Stock shall not be quoted on the NASDAQ system, the average of the high and low bid and asked prices in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization for such date(s), or, if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock is traded.
     (o) “Grant Date” means the date of any Annual Meeting in respect of which an Annual Grant is made to an Eligible Director.
     (p) “Incentive Stock Option” means an option granted pursuant to Section 3 of Part I which is intended to be, and meets the requirements of, an “incentive stock option” under Section 422 of the Code.
     (q) “Non-Employee Director” means any director of the Company who is not, and who has not been for at least one year preceding the commencement of his or her membership on the Board,

an employee of the Company, or any parent or subsidiary companies of the Company.
     (r) “Non-Employee Plan” or “Part II” means the Glacier Water Services, Inc. 1994 Non-Employee Directors Stock Option Plan, as set forth herein and as in effect and as amended from time to time (together with any rules, regulations and guidelines promulgated thereunder).
     (s) “Non-Qualified Stock Option” means any option granted pursuant to the provisions of the Program which is not, and is designated as not being, an Incentive Stock Option.
     (t) “Participant” means any individual selected to receive an award under Part I.
     (u) “Plan” or “Part I” means the Glacier Water Services, Inc. 1994 Employee Stock Option Plan, as set forth herein and as in effect and as amended from time to time (together with any rules, regulations and guidelines promulgated thereunder).
     (v) “Program Guidelines” means the guidelines for granting and administering Options established pursuant to Article 1(c) of the General Provisions of the Program.
     (w) “SEC” means the Securities and Exchange Commission, or any successor governmental agency.
     (x) “Stock Options” or “Options” means Incentive Stock Options and Non-Qualified Stock Options (whether granted under Part I or Part II) , collectively, provided, however, that the Provisions of Part I and Part II apply only to Options granted under Part I and Part II, respectively.
     (y) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations, including and beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns, directly or indirectly, more than fifty percent of the voting stock of one of the other corporations in such chain.
GENERAL PROVISIONS OF THE PROGRAM
     Article 1. Administration. The Program shall be administered by a Committee appointed by the Board to administer the Program.

     (a) Committee Membership. The Committee shall consist of not less than two “disinterested” directors within the meaning of SEC Rule 16b-3. The Board may from time to time remove members from the Committee, fill vacancies on the Committee and may select one of the members of the Committee as the Committee’s chairman.
     (b) Plan Administration. Except with respect to Option grants under the Non-Employee Plan, the Committee shall have full and final authority in its discretion to interpret the provisions of the Program and to decide all questions of fact arising in its application; to determine the individuals to whom Options shall be granted under the Program; to determine the type of Option to be granted and the amount, size, timing, and terms of each such Option; and to make all other determinations necessary or advisable for the effective administration of the Program. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Program and may seek independent advice and counsel from such professional advisors as it deems necessary; provided that the Committee may not delegate its authority regarding the selection of Participants and granting of Options under Part I. The Committee shall report all actions taken by it to the Board.
     (c) Program Guidelines. Without limiting the foregoing, Option grants shall be determined and administered pursuant to Program Guidelines, not inconsistent with the provisions of the Program, established from time to time by the Committee. Program Guidelines shall be designed to further the purpose of the Program and to ensure the administration of an effective and competitive incentive program based on the Company’s needs and requirements from time to time.
     (d) Limitation of Liability. Neither the Board nor the Committee, nor any member of either or other employees designated to help administer the Program, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Program and the members of the Board and the committee and such other employees shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including without limitation attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or any directors and officers liability insurance coverage which may be in effect from time to time.
     Article 2. Common Shares Subject to Options. The maximum aggregate number of shares of Common Stock with respect to which Options may be granted from time to time under the Plan is 8,00,000 shares, subject to adjustment as provided in Article 5 of the General Provisions of the Program. The maximum aggregate number of shares of Common Stock with respect to which Options may be, granted from time to time under the Non-Employee Plan is 5,00,000 shares, subject to adjustment as provided in Article 5 of the General Provisions of the Program. The Common Stock issued under the Program may be either previously authorized but unissued shares or treasury shares acquired by the Company. In the event that any Option expires, lapses, is forfeited, is settled in cash in lieu of Common Stock or otherwise terminates, any shares of Common Stock allocable to the terminated portion of such Option may again be made subject to an Option under the Program; provided, however, if an individual hag received the benefits of ownership with respect to the securities underlying any option granted under the Plan or the Non-employee Plan, including without limitation, the right to receive dividends, such shares may not again be made subject to an Option under the Program.
     Article 3. Eligibility and Participation. Officers, employees, advisors or consultants of the Company or its Subsidiaries shall be eligible for selection by the Committee to participate in Part I. However, Incentive Stock Options may be granted under the Plan only to a person who is an employee of the Company or its Subsidiaries. An employee may be granted Nonqualified Stock Options under the Program; provided, however, that the grant of Nonqualified Stock Options and Incentive Stock Options to an employee shall be the grant of separate options and each Nonqualified Stock Option and each Incentive Stock Option shall be specifically designated as such in accordance with applicable provisions of the Code. Only Non-Employee Directors are eligible to receive grants under Part II and such directors may only receive grants under Part II.
     Article 4. Effective Date and Term of the Program. The Program shall be effective upon its adoption by the Board, subject to the approval of the Program by the Company’s shareholders in accordance with SEC Rule 16b-3 and Sections 162(m) and 422 of the Code. The Program shall remain in effect until all Options granted thereunder have been satisfied by the issuance of Common Stock or the payment of cash (unless sooner terminated under Article 6 of these General Provisions).
     Article 5. Adjustments. If the outstanding shares of Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Options may be granted under this Program. A corresponding adjustment changing the number and kind of shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share or other unit of any security covered by the Option.
     Article 6. Termination and Amendment of the Program. In general, the Program shall terminate 10 years from the date such program is adopted by the Board of Directors, or the date such program is approved by the stockholders, whichever is earlier, or shall terminate at such earlier time as the Board of Directors may so determine. No options shall be granted under the Program after that date. Subject to the limitation contained in Article 7 of these General Provisions, the Committee may at any time amend or revise the terms of the Program, including the form and substance of the Option Agreements to be used hereunder; provided, however, that the terms and provisions of the Program which determine the eligibility of Non-Employee Directors to receive grants under Part II and the amount, price and timing of the formula grants under such Part II shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended (the “Code”) , the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder; provided, further, however, that without approval by the stockholders of the Company representing a majority of the shares entitled to vote thereon (as described in Article 4 of these General Provisions) no amendment or revision shall (a) except as provided in Article 5 of these General Provisions, materially increase the maximum number of shares that may he issued under this Program; (b) change the minimum purchase price for shares under Section 3 of Part I and/or Section 2 of Part II; (c) increase the maximum term established under, the Plans for any Option; (d) materially modify the requirements as to eligibility for participation in the Program; (e) change the term of the Program described in Article 4 of these General Provisions; or (f) materially increase the benefits accruing to participants under the Program. In addition, no such amendment or revision shall be effective if it would disqualify the Program from the exemptions provided by SEC Rule 16b-3.
     Article 7. Prior Rights and Obligations. No amendment, suspension, or termination of the Program shall, without the consent of the individual who has received an Option, alter or impair any of that person’s rights or obligations under any Option granted under the Program prior to that amendment, suspension, or, termination.

     Article 8. Privileges of Stock Ownership. Notwithstanding the exercise of any Option granted pursuant to the terms of this Program, no individual shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of stock issuable upon the exercise of his or her Option until certificates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon exercise of any Option unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities have been fully complied with.
     Article 9. Reservation of Shares of Common Stock. The Company, during the term of this Program, will at all times reserve and keep available such number of shares of Common stock as shall be sufficient to satisfy the requirements of the Program. In addition, the Company will from time to time, as is necessary to accomplish the purposes of this Program, seek or obtain from any regulatory agency having jurisdiction any requisite authority in order to issue and sell shares of Common Stock hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of the stock as to which the requisite authority shall not have been obtained.
     Article 10. Tax Withholding. The Company shall have the right to deduct from any payment or settlement under the . Program, including, without limitation, the exercise of any Option, or the delivery, transfer or vesting of any Common Stock, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the and/or any other applicable law, rule or regulation. If the Committee in its sole discretion, permits shares of Common Stock to be used to satisfy any such tax withholding, such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. The Committee may establish rules limiting the use of Common Stock to meet withholding requirements by Participants and Eligible Directors who are subject to Section 16 of the Exchange Act.
     Article 11. SEC Compliance. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Program are intended to comply with all applicable conditions of SEC Rule 16b-3. To the extent any provision of the Program or any action of the Committee fails to comply with such rule, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. If a person subject to Section 16 of the Exchange Act exercises his or her rights under an Option grant under the Program before six months have passed from the date of the grant, the Company shall hold in its custody any resulting stock certificate until six months has passed from the date of the grant provided, however, that upon the occurrence of any Change of Control all such stock certificates which have been withheld shall immediately be delivered to such person.
     Article 12. Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without reference to the principles of conflict of laws thereof), except to the extent preempted by federal law which shall govern to that extent. Any titles and headings herein are for reference purposes only, and in no way shall limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Program.
     Article 13. Listing, Registration and Other Legal Compliance. No Options or shares of Coupon Stock shall be required to be granted or issued under the Program unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that such agreements, undertakings, representations, certificates, and/or information as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of Common Stock delivered under the Program may be subject to such stock transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the SEC, or any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Option Agreement or otherwise) for, (i) the granting of any Option or the making of any determination, (ii) the issuance or other distribution of Common Stock, or (iii) the payment of amounts to or through any Participant or Eligible Director with respect to any Option, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant or Eligible Director (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection therewith, the granting of such Option, the making of such determination, the issuance or distribution of Common Stock or such payment, as the case may be, shall be deferred until such required action is taken.

     Article 14. Transfer of Options. Options granted under the Program and any Option Agreement, and any rights or interests herein or therein, shall not be assigned, transferred, sold, exchanged, or otherwise disposed of in any way at any time by any Participant or Eligible Director (or any beneficiary (ies) of any Participant or Eligible Director), other than by testamentary disposition by the Participant or Eligible Director or intestate succession. Any such Option, Option Agreement, rights or interests shall not be pledged, encumbered or otherwise hypothecated in any way at any time by any Participant or Eligible Director (or any beneficiary (ies) of any Participant or Eligible Director). Any such Option, Option Agreement, rights or interests shall not be subject to execution, attachment or similar legal process. Any attempt to sell, exchange, transfer, assign, pledge, encumber, or otherwise dispose of or hypothecate in any way any such Options, rights or interests, or the levy of any execution, attachment or similar legal process thereon, contrary to the terms of this Program shall be null and void and without legal force or effect.

PART I
GLACIER WATER SERVICES, INC.
1994 EMPLOYEE STOCK OPTION PLAN
     1. Purpose. The purpose of the Glacier Water Services, Inc. 1994 Employee Stock Option Plan (the “Plan”) is to further the interests of the Company, its subsidiaries and its shareholders by enabling the Company’s Board of Directors to award stock options to officers, employees, advisors and consultants of the Company or its Subsidiaries. It is intended that the Plan will help secure, retain, and motivate employees of the highest calibre and potential.
     2. Form of Options. Options may be granted from time to time under the Plan and pursuant to established Program Guidelines in the form of Incentive Stock Options or Non-Qualified Stock Options. Option grants shall be evidenced by written Option Agreements.
     3. Stock Options. Options for the purchase of Common Stock of the Company shall be evidenced by Agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time, which Agreements shall contain in substance the following terms and conditions:
     (a) Type of Option. Options granted under the Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options, and each Option Agreement shall identify the type of Option represented thereby.
     (b) Option Price. The exercise price per share of the Common Stock subject to an Option shall be determined by the Committee, including without limitation, a determination based on a formula determined by the Committee; provided, however, that the exercise price of an Incentive Stock Option shall be determined in accordance with Subsection (h), of this Section 3 and, provided, further that no exercise price shall be less than the par value of the Common Stock.
     (c) Exercise Term. Each Option Agreement shall state the period or periods of time within which the Option may be exercised, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that no Option shall be exercisable prior to six months. or after ten years from the date of grant thereof. The Committee may, in its discretion , provide in the Agreement circumstances under which the Option shall become immediately exercisable, and may, notwithstanding the foregoing, accelerate the exercise of any outstanding Option at any time.
     (d) Notice. Upon becoming exercisable, the exercisable portion of an Option may be exercised in whole or in part at any time and from time to time before termination of such Option, by giving written notice, signed by the person exercising the Option, to the Secretary of the Company stating the number of shares of Common Stock in respect of which the Option is being exercised, accompanied by payment in full of the aggregate option exercise price for the shares of Common Stock to be acquired. The date both such notice and payment are received by the office of the Secretary of the Company shall be the date of exercise of the Option as to such number of shares of Common Stock. No Option may be exercised at any time in respect of a fractional share.
     (e) Payment for Shares. The purchase price of the shares with respect to which an Option is exercised shall be payable in full at the time of exercise in cash, by certified check, bank draft or money order payable to the order of the Company or, if permitted by the Committee and applicable law, by delivery of, alone or in conjunction with a partial cash or instrument payment (i) shares of Common Stock already owned by the Participant for at least six (6) months, or, (ii) some other form of payment acceptable to the Committee The Committee may also permit Participants to simultaneously exercise Options and sell the shares of Common Stock thereby acquired, pursuant to a “cashless exercise” arrangement or program, selected by and approved in all respects in advance by the Committee. Payment instruments shall be received by the Company subject to collection.
     (f) Rights Upon Termination of Employment. In the event that a Participant ceases to be an employee of the Company or its Subsidiaries upon retirement or for any reason other than death, Disability or termination by the Company for Cause, the Participant shall have the right to exercise an Option during its term within a period of ninety days after such termination to the extent that the Option was exercisable at the time employment was terminated, or within such other period, and subject to such terms and conditions, as may be prescribed by the Committee. In the event that a Participant ceases to be an employee of the Company or its Subsidiaries due to death or Disability, such Participant’s Options shall immediately and fully vest and the Participant or his or her successor shall have the right to exercise any such Option during its term within a period of one year after such termination, or within such other period, and subject to such terms and conditions, as may be prescribed by the Committee. In the event of a Participant’s termination by the

Company for Cause, all unexercised Options shall be forfeited and canceled.
     (g) Non-transferability. Each Option is not transferable other than by testamentary disposition or the laws of intestate succession, and during the lifetime of the Participant is exercisable only by him or her.
     (h) incentive Stock Options. In the case of an Incentive Stock Option, each Option Agreement shall contain such other terms, conditions and provisions as the Committee determines necessary or desirable in order to qualify such Option as a tax-favored Option (within the meaning of Section 422 of the Code, or any amendment thereof, substitute therefore, or regulation thereunder, including without limitation, the following: (i) the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which the Incentive Stock Options are exercisable by any individual for the first time in any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000; (ii) the exercise price of an incentive Stock Option shall not be less than one hundred percent, of the Fair Market Value of the Common Stock on the date of grant of the Option; and, (iii) no incentive Stock Options shall be granted to any individual if at the time such Option is granted the individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its Subsidiaries unless at the time such Option is granted the exercise price is at least 110 percent of the Fair Market Value of the Common Stock subject to such Option and such Incentive Stock Option by its terms is not exercisable after five years from the date of grant.
     4. Designation of Beneficiary. Each Participant to whom an Option has been granted under the Plan may designate a beneficiary or beneficiaries to exercise any option or to receive any payment which under the terms of the Plan and the relevant Option Agreement may become exercisable or payable on or after the Participant’s death. At any time, and from time to time, any such designation may be changed or canceled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Company. If no beneficiary has been designated, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant’s estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise.

     5. Recapitalization Adjustments. All Options granted pursuant to the terms of the Plan shall be adjusted in the manner prescribed by Article 5 of the General Provisions of the Program.
     6. Certain Mergers.
     (a) The Company as Surviving Corporation. If the Company enters into or is involved in any merger, reorganization or other business combination with any person or entity (such merger, reorganization or other business combination to be referred to herein as a “Merger Event”) and as a result of any such Merger Event, the Company will be or is the surviving corporation, a Participant shall be entitled, as of the date of the execution of the agreement evidencing the Merger Event (the “Execution Date”) and with respect to both exercisable and non-exercisable Options (but only to the extent not previously exercised), to receive substitute stock options in respect of the shares of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Option granted hereunder as of the date of the consummation of the Merger Event. Notwithstanding anything to the contrary in this Section, if any Merger Event occurs, the Company shall have the right, but not the obligation, to pay to each affected Participant an amount in cash or certified check equal to the excess of the Fair Market Value of the Common Stock underlying any affected unexercised Options as of the Execution Date (whether then exercisable or not) over the aggregate exercise price of such unexercised Options.
     (b) The Company Not the Surviving Corporation. In the case of a Merger Event in which the Company will not be, or is not, the surviving corporation, and the Company determines not to make the cash or certified check payment described in Section 6(a) of the Plan, the Company shall compel and obligate, as a condition of the consummation of the Merger Event, the surviving or resulting corporation and/or the other party to the Merger Event, as necessary, or any parent, Subsidiary or acquiring corporation thereof, to grant, with respect to both exercisable and non-exercisable Options (but only to the extent not previously exercised), substitute options in respect of the shares of common or other capital stock of such surviving or resulting corporation on such terms and conditions, as to the number of shares, pricing and otherwise, as shall substantially preserve the value, rights and benefits of any affected Options previously granted hereunder as of the date of this consummation of the Merger Event.
     (c) Cancellation of Pervious Awards. upon receipt by an affected Participant of any such cash, certified check, or substitute options as a result of any such Merger Event, such Participant’s affected Options for which such cash, certified check or substitute options was received shall be thereupon canceled without the need for obtaining the consent of any such affected Participant.
     (d) Administration. The foregoing adjustments and the manner of application of the foregoing provisions, including, without limitation, the issuance of any substitute stock options, shall be determined in good faith by the Committee in its sole discretion. Any such adjustment may provide for the elimination of fractional shares.
     7. Change of Control.
     (a) Acceleration of Awards. Anything in the Program to the contrary notwithstanding, if a Change of Control of the Company occurs, all Options then unexercised and outstanding shall become fully vested and exercisable as of the date of the Change of Control. The immediately preceding sentence shall apply to only those Participants (A) who are employed by the Company and/or one of its subsidiaries as of the date of the Change of Control, or (B) to whom Section 7(c) below is applicable.
     (b) Payment After Change of Control. Notwithstanding anything to the contrary in the Plan, within thirty (30) days after a Change of Control under subsection (i) of the definition of Change of Control, the holders of any Options shall have the right, but not the obligation, to elect, within ten (10) business days after the Participant has actual or constructive knowledge of the occurrence of such Change of Control, to require the Company to purchase such Options from the Participant for an aggregate amount equal to the then aggregate Fair Market Value of the Common Stock underlying such Options tendered, less the aggregate exercise price of such tendered Options.
     (c) Termination as a Result of a Change of Control. Anything in the Plan to the contrary notwithstanding, if a Change of Control occurs and if the Participant’s employment is terminated before such Change of Control and it is reasonably demonstrated by the Participant that such employment termination (i) was at the request, directly or indirectly, of a third party who has taken steps reasonably calculated to effect the Change of Control, or (ii) otherwise arose in connection with or in anticipation of the Change of Control, then for purposes of this Section 7, the Change of Control shall be deemed to have occurred immediately prior to such Participant’s employment termination (for all purposes other than those set forth in Section 7(b) of the Plan).

     8. Right to Terminate Employment. Neither the adoption of the Plan, the granting of any Option, nor the execution of any Option Agreement, shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.
     9. Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Options granted under the Plan. Any liability of the Company to any person with respect to any Option granted under the Plan or any Option Agreement shall be based solely upon the contractual obligations that may fee created as a result of the Plan or any such Option grant or Option Agreement. No such obligation of the Company shall be deemed to secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Option Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.
     10. Other Plans. Participation in this Plan shall not affect a Participant’s eligibility to participate in any other compensation or benefit plan of the Company or its Subsidiaries and any Options granted pursuant to this Plan shall not be used in determining any benefits or payments provided under any other plan unless specifically provided to the contrary.

PART II
GLACIER WATER SERVICES, INC.
1994 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
     1. Purpose. The purpose of the Glacier Water Services, Inc. 1994 Non-Employee Directors Stock Option Plan (the “Non- Employee Plan”) is to promote the interests of the Company and its stockholders by strengthening the Company’s ability to attract and retain the services of experienced and knowledgeable Non-Employee Directors through formula grants and Deferred Elections of non-qualified stock options to acquire the Company’s Common Stock, par value of $.01 per share. In addition, such grants will encourage the closer alignment of the interests of such directors with those of the Company’s stockholders.
     2. Non-Qualified Stock Option Grants.
     (a) Nature of Options. All Options granted under the Non-Employee Plan shall be nonstatutory options and are not intended to qualify under Section 422 of the Code as “incentive stock options.”
     (b) Annual Grant. An annual Option to acquire 1,500 shares of Common Stock (as adjusted pursuant to Article 5 of the General Provisions of the Program) shall be granted (an “Annual Grant”) automatically each year, the first such grant to be made, subject to shareholder approval, on April 12, 1994 and subsequent grants to be made on the first business day of January of each year, to each Eligible Director.
     (c) Exercise Price. The option exercise price per Option Share for an Annual Grant shall be the Closing Price of the Common Stock on the first trading day (that is, a day on which the American Stock Exchange or any other exchange or association on or through which the stock is traded is open for trading and during which at least one share of Common Stock is traded) preceding the Grant Date.
     (d) Notice. Upon becoming exercisable in accordance with Section 3 of the Non-Employee Plan, the exercisable portion of an Option may be exercised in whole or in part at any time and from time to time during the Option Period (as defined in Section 2 (f) of the Non-Employee Plan) by giving written notice, signed by the person exercising the Option, to the Secretary of the Company stating the number of shares of Common Stock in respect of which the Option is being exercised, accompanied by payment in full of the aggregate option exercise price for the shares of Common Stock to be acquired. The date both such notice and payment are received by the office of the Secretary of the Company shall be the date of exercise of the Option as to such number of shares of Common Stock. No Option may be exercised at any time in respect of a fractional share.
     (e) Payment. Payment of the aggregate option exercise price may be made in cash or by certified or cashier’s check, bank draft or money order payable to the order of the Company or, if permitted by the Committee and applicable law, by delivery of, alone or in conjunction with a partial cash or instrument payment (i) shares of Common Stock already owned by the Eligible Director for at least six (6) months and having a fair market value equal to all or a portion of the option exercise price at the time of such exercise, or (ii) some other form of payment acceptable to the Committee. The Committee may also permit Eligible Directors to simultaneously exercise Options and sell the shares of Common Stock thereby acquired, pursuant to a “cashless exercise” arrangement or program, selected by and approved in all respects in advance by the Committee.
     (f) Option Period. Each Option shall expire ten years after its Grant Date (the “Option Period”) unless terminated earlier in accordance with Section 2 (g) of this Part II.
     (g) Rights Upon Termination of Board Membership. In the event that an Eligible Director ceases to be a Director of the Company or its Subsidiaries upon retirement or for any reason other than death, Disability or removal from the Board for Cause, the Eligible Director shall have the right to exercise an Option during its term within a period of ninety days after such termination to the extent that the Option was exercisable at the time such Eligible Director ceased to be a member of the Board. In the event that an Eligible Director ceases to be a Director of the Company or its Subsidiaries due to death or Disability, such Eligible Director’s Options shall immediately and fully vest and the Eligible Director or his or her successor shall have the right to exercise any such Option during its term within a period of one year after such Eligible Director ceased to be a member of the Board. In the event of an Eligible Director’s removal from the Board for Cause, all unexercised Options shall be forfeited and cancelled.
     (h) Assignment. The right of any Eligible Director to exercise an Option granted under the Non-Employee Plan shall, during the lifetime of such Eligible Director, be exercisable only by such Eligible Director and shall not be assignable or transferable by such Eligible Director other than by testamentary disposition or intestate succession.

          (i) Shareholder Rights. Neither the Eligible Director, nor an Eligible Director’s successor or successors in interest, shall have any rights as a stockholder of the Company with respect to any shares of Common Stock subject to an Option granted to any such Eligible Director until the date of issuance of a stock certificate in respect of such shares. Neither the Non-Employee Plan, nor the granting of an Option, nor any other action taken pursuant to the Non-Employee Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an Eligible Director has a right to continue as a director of the Company for any period of time or at any particular rate of remuneration.
          3. Vesting. Subject to Section 2 (f) of the Non-Employee Plan, an Option shall become exercisable in respect of the aggregate number of underlying shares of Common Stock, determined as of the Grant Date, according to the following schedule:
(a)	one-fourth on the first anniversary of the Grant Date;

(b)	an additional one-fourth on the second anniversary of the Grant Date;

(c)	an additional one-fourth on the third anniversary of the Grant Date; and

(d)	the remaining one-fourth on the fourth anniversary of the Grant Date.
          4. Board Authority. The existence of the Non-Employee Plan, any Option Agreement and/or the formula grants made hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s or any Subsidiary’s capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s or any Subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company’s or any Subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. An Eligible Director, any beneficiary(ies) of any such Eligible Director and/or any other person shall not have any claim against any member of the Board or any committee thereof, the Company or any Subsidiary, or any employees, officers or agents of the Company or any Subsidiary, as a result of any such action.
          5. Recapitalization Adjustments. All Options granted pursuant to the terms of the Non-Employee Plan shall be adjusted in the manner described in Article 5 of the General Provisions of the Program.
          6. Certain Mergers.
          (a) The Company as Surviving Corporation. If the Company enters into or is involved in any merger, reorganization or other business combination with any person or entity (such merger, reorganization or other business combination to be referred to herein as a “Merger Event”) and as a result of any such Merger Event, the Company will be or is the surviving corporation, an Eligible Director shall be entitled, as of the date of the execution of the agreement evidencing the Merger Event (the “Execution Date”) and with respect to both exercisable and non-exercisable Options (but only to the extent not previously exercised), to receive substitute stock options in respect of the shares of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Option granted hereunder as of the date of the consummation of the Merger Event. Notwithstanding anything to the contrary in this Section, if any Merger Event occurs, the Company shall have the right, but not the obligation, to pay to each affected Eligible Director an amount in cash or certified cheek equal to the excess of the Fair Market Value of the Common Stock underlying any affected unexercised Options as of the Execution Date (whether then exercisable or not) over the aggregate exercise price of such unexercised Options; provided, however, that if the Company chooses to make such a payment to any Eligible Director, it must make such a payment to all Eligible Directors.
          (b) The Company Not the Surviving Corporation. In the case of a Merger Event in which the Company will not be, or is not, the surviving corporation, and the Company determines not to make the cash or certified cheek payment described in Section 6 (a) of the Non-Employee Plan, the Company shall compel and obligate, as a condition of the consummation of the Merger Event, the surviving or resulting corporation and/or the other party to the Merger Event, as necessary, or any parent, Subsidiary or acquiring corporation thereof, to grant, with respect to both exercisable and non-exercisable Options (but only to the extent not previously exercised), substitute options in respect of the shares of common or other capital stock of such surviving or resulting corporation on such terms and conditions, as to the number of shares, pricing and otherwise, as shall substantially preserve the value, rights and benefits of any affected Options previously granted hereunder as of the date of the consummation of the Merger Event.
          (c) Cancellation of Previous Awards. Upon receipt by an affected Eligible Director of any such cash, certified check, or substitute options as a result of any such Merger Event, such Eligible Directors’ affected Options for which such cash, certified check or substitute options was received shall be thereupon canceled without the need for obtaining the consent of any such affected Eligible Director.
          7. Change of Control.
          (a) Acceleration of Awards. Anything in the Program to the contrary notwithstanding, if a Change of Control of the Company occurs, all Options then unexercised and outstanding shall become fully vested and exercisable as of the date of the Change of Control. The immediately preceding sentence shall apply to only those Eligible Directors (A) who are directory of the Company and/or one of its Subsidiaries as of the date of the Change of Control, or (B) to whom Section 7(c) below is applicable.
          (b) Payment After Change of Control. Notwithstanding anything to the contrary in the Plan, within thirty (30) days after a Change of Control under subjection (i) of the definition of Change of Control any Eligible Director who holds Options shall have the rights, but not the obligation, to elect, within ten (10) business days after the Eligible Director has actual or constructive knowledge of the occurrence of such Change of Control, to require the Company to purchase such Options from the Eligible Director for an aggregate amount equal to the then aggregate Fair Market Value of the Common Stock underlying such Options tendered, less the aggregate exercise price of such tendered Options.
          (c) Termination as a Result of a Change of Control. Anything in the Plan to the contrary notwithstanding, if a Change of Control occurs and if the Eligible Director’s membership on the Board is terminated before such Change of Control and it is reasonably demonstrated by the Eligible Director that such termination (i) was at the request, directly or indirectly, of a third party who has taken steps reasonably calculated to effect the Change of Control, or (ii) otherwise arose in connection with or in anticipation of the Change of Control, then for purposes of this Section 7, the Change of Control shall be deemed to have occurred immediately prior to such Eligible Director’s removal from the Board (for all purposes other than those set forth in Section 7(b) of the Non-Employee Plan).
          8. Miscellaneous.
          (a) Option Agreements. Each Eligible Director shall enter into an Option Agreement with the Company in a form specified by the Company, Each such Eligible Director shall agree therein to the restrictions, terms and conditions set forth in such Option Agreement and/or the Non-Employee Plan.
          (b) Beneficiaries. Each Eligible Director may designate a beneficiary or beneficiaries to receive any payment which under the terms of the Non-Employee Plan and the relevant Option Agreement may become payable on or after the Eligible Director’s death. At any time, and from time to time, any such designation may be changed or canceled by the Eligible Director without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Company and shall not be effective until received by the Company. If no beneficiary has been designated by a deceased Eligible Director, or if the, designated beneficiaries have predeceased the Eligible Director, the beneficiary shall be the Eligible Director’s estate. If the Eligible Director designates more than one beneficiary, any payments under the Non-Employee Plan to such beneficiaries shall be made in equal shares unless the Eligible Director has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Eligible Director.

IN WITNESS WHEREOF, this Program is adopted by Glacier Water services, Inc. on this ____ day of ____________, 1994,

GLACIER WATER SERVICES, INC.
By:
Title:

FIRST AMENDMENT TO GLACIER WATER SERVICES. INC.
1994 STOCK COMPENSATION PROGRAM
l. Purpose
     The purpose of this First Amendment to Glacier Water Services, Inc. 1994 Stock Compensation Program (this “Amendment”) is to include provisions pursuant to which non-employee members of the Board of Directors of Glacier Water Services, Inc. may elect to receive stock options in lieu of cash director fees and to increase the maximum number of shares issuable under the Program.
2. Definitions
     (a) Terms used in this Amendment and not defined herein shall have the meanings ascribed to them in the Glacier Water Services, Inc. 1994 Stock Compensation Program (the “Program”).
     (b) Paragraph 5 of the Program is amended by adding the following as a now Paragraph 5(b):
“Amendment No. 1” means amendment No. 1 to the Program as adopted by the stockholders of the Company on June 6, 1995.
     (c) Former Paragraphs 5(b) through (j) of the Program are renumbered Paragraphs 5(c) through (k).
     (d) Paragraph 5 of the Program is further amended by addling the following as a Paragraph 5(1):
“Deferral Election” means the election to receive Deferral Election Stock Options (i) under Part I, by a director of the Company who does not constitute an Eligible Director under the non-Employee Plan or (ii) under Part II, by an Eligible Director.
     (e) Paragraph 5 of the Program is further amended by adding the following as a new Paragraph 5(m):
“Deferral Election Stock Option” shall means and refer to any Option granted to a director of the Company pursuant to a Deferral Election.
     (f) Former Paragraphs 5(k) through (n) of the Program are renumbered Paragraphs 5(n) through (q).
     (g) Former Paragraph 5(o) of the Program is renumbered paragraph 5(r); such Paragraph 5(r) is amended by deleting the words “of any Annual Meeting” and adding the words “or a Deferral Election Stock Option” after the words “in respect of which an Annual Grant.”
     (h) Former Paragraph 5(p) of the Program is renumbered Paragraph 5(s).

     (i) Paragraph 5 of the Program is further amended by adding the following as a new Paragraph 5(t):
          “Initial Election Date” means, for each member of the Board of Directors, the later too occur of (i) the date Amendment No. 1 is adopted by the Board of Directors, or (ii) date of such member’s initial election or appointment to the Board of Directors.
     (j) Former Paragraphs 5(q) through (s) of the Program are renumbered paragraphs 5(u) through (w).
     (k) Former Paragraph 5(f) of the Program is renumbered Paragraph 5(x); such Paragraph 5(x) is amended by adding the words “or entitled to elect” after the words “Participate means any individual selected.”
     (l) Former Paragraphs 5(u) through (w) are renumbered 5(y) through (aa).
     (m) Former Paragraph 5(x) is renumbered Paragraph 5(ab); such Paragraph 5(ab) is amended by adding the words “including without limitation Deferral Election Stock Options” after the words “whether granted under Part I or Part II.”
     (n) Former Paragraph 5(y) is renumbered Paragraph 5(ac).
3. Administration
     Article 1(b) of the Program is amended by adding the words “and Deferral Election Stock Options” after the words “Except with respect to Option grants under the Non-Employee Plan” in the first sentence thereof.
4. Common Shares Subject to Options
     Article 2 of the Program is amended by deleting the number “117,250” and replacing it with the number “175,000” in the first sentence thereof; and by deleting the number “25,000” and replacing it with the number “100,000” in the second sentence thereof.
5. Eligibility and Participation
     Article 3 of the Program is amended by adding the words “and directors who do not constitute Eligible Directors shall be eligible to receive Deferral Election Stock Options under Part I” at the end of the first sentence thereof.
6. Termination and Amendment of the Program
     Article 6 of the Program is amended by adding the words “and Deferral Elections” after the words to receive grants under Part II and the amount, price and timing of the formula grants” in the third sentence thereof.

PART I: GLACIER WATER SERVICES, INC. 1994 EMPLOYEE STOCK OPTION PLAN (THE “PLAN”)
7. Purpose
     Paragraph 1 of the Plan is amended by adding the words “and enabling directors of the Company who do not constitute Eligible Directors to elect to receive Deferral Election Stock Options” at the end of the first sentence thereof.
8. Form of Options
     Paragraph 2 of the Plan is amended by adding the following sentence after the first sentence thereof: “Deferral Election Stock Options shall be granted hereunder in the same manner set forth in Section 2(b) of the Non-Employee Plan as if the Participant Director were an Eligible Director.”
9. Stock Option
     (a) Paragraph 3(b) of the Plan is amended by adding the following sentence at the end thereof: “Notwithstanding the forgoing, the exercise price of Deferral Election Stock Options granted hereunder shall be determined in the same manner set forth in Section 2(c) of the Non-Employee Plan.”
     (b) Paragraph 3(c) of the Plan is amended by adding the following sentence at the end thereof: “Notwithstanding the foregoing, the periods of time within which Deferral Election Stock Options granted hereunder shall become exercisable shall be determined in the same manner set forth in Section 3 of the Non-Employee Plan.”
     (c) Paragraph 3(f) of the Plan is amended by adding the following sentence at the end thereof: “This Section 3(f) shall not apply to Deferral Election Stock Options, which will be subject instead to the last paragraph of Section 3 of the Non-Employee Plan.”
10. Change of Control
     Paragraph 7(c) of the Plan is amended by adding the words “or directorship” after the words “if a Change of Control occurs and if the Participant’s employment” in the first sentence thereof: by adding the words “or directorship” after the words “reasonably demonstrated by the Participant that such employment” in the first sentence thereof; and by adding the words “or directorship” after the words “deeded to have occurred immediately prior to such Participant’s employment” in the last sentence thereof.
PART II: GLACIER WATER SERVICES, INC. 1994 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN (THE “NON-EMPLOYEE PLAN”)
11. Purpose
     Paragraph 1 of the Non-Employee Plan is amended by adding the words “and Deferral Elections” after the words “retain the services of experienced and knowledgeable Non-Employee Director through formula grants” in the first sentence thereof.

12. Non-Qualified Stock Option Grants
     (a) Paragraph 2(b) of the Non-Employee Plan is amended by adding the words “and Deferral Election Stock Options” after the words “Annual Grant” in the heading to Paragraph 2(b); and by inserting the following at the end thereof:
          “Each Eligible Director may make an irrevocable election (a “Deferral Election”) each year, at least six months prior to the Company’s next scheduled annual meeting of stockholders (or for directors whose Initial Election Date shall fall within the period of six months prior to the next scheduled annual meeting, on such Initial Election Date), to receive, in lieu of all or any portion of the compensation to which such Eligible Director would otherwise be entitled to receive as a member of the Board of Directors (other than reimbursement for expenses) for the period from the next scheduled annual meeting to the day prior to the following annual meeting, Deferral Election Stock Options in accordance with the formula set forth below; provided, however, that a director may make his first Deferral Election on, or at any time prior to, such director’s Initial Election Date. The Deferral Election Stock Options shall be granted on the day of the annual meeting in each year for which a Deferral Election has been made. The number of Deferral Election Stock Options granted to an Eligible Director shall be an amount whose value, as determined by an independent valuation expert, retained by the Committee, is equivalent on the Grant Date to the cash compensation which the Eligible Director would otherwise have been entitled to receive for such year. No Eligible Director shall be entitled to receive Deferral Election Stock Options having a value greater than the amount of the annual cash compensation that such director would have been entitled to receive for such year as of the date of the adoption of Amendment No. 1, unless, in the event that such cash compensation is increased subsequent to the date of the adoption of Amendment No. 1, such increase has been approved by a majority of stockholders of the Company. Each Deferral Election shall be set forth in a written notice delivered to the Secretary of the Company. A Deferral Election may be terminated or modified by written notice to the Secretary of the Company, in which case such termination or modification shall become effective six months after the receipt of such notice by the Company.
          (b) Paragraph 2(c) of the Non-Employee Plan is amended by adding the words “or a Deferral Election Stock Option” after the words “Option exercise price per Option Share for an Annual Grant.
          (c) Paragraph 2(g) of the Non-Employee Plan is amended by adding the following sentence at the end thereof: “This Section 2(g) shall not apply to Deferral Election Stock Options which shall be subject instead to the last paragraph of Section 3 of this Part II.”
13. Vesting
     Paragraph 3 of the Non-Employee Plan is amended by adding the words “(other than Deferral Election Stock Options)” after the words “Subject to Section 2(f) of the Non-Employee Plan, an Option” in the first sentence thereof; and by inserting the following at the end thereof:
          “Deferral Election Stock Options shall become exercisable in respect of the aggregate number of underlying shares of Common Stock, determined as of the Grant Date, on the first anniversary of the Grant Date (or such longer period as the Committee may set); provided that Deferral Election Stock Options shall become immediately exercisable upon a director’s death, Disability or upon a Change of Control. If a director’s membership on the Board ends for any reason other than death. Disability, or a Change of Control, then the number of Deferral Election Stock Options granted for the year in which the membership ends shall be reduced to reflect the amount of compensation actually earned by the Director in that year and the remaining Deferral Election Stock Options granted in that year shall become immediately exercisable. Once any Deferral Election Stock Options become exercisable, they shall remain exercisable for the lesser of (i) 10 years after the Grant Date or (ii) one year after the director’s membership on the Board ends for any reason.”

14.	Board Authority
     Paragraph 4 of the Non-Employee Plan is amended by adding the words “and Deferral Elections” after the words “The existence of the Non-Employee Plan, any Option Agreement and/or the formula grants” in the first sentence thereof.
15.	Date of the Amendment and Approval of Shareholders
     This First Amendment is dated April 27, 1995, which is the date upon which the Board of Directors adopted this Amendment. This Amendment is subject to the approval by affirmative vote of the holders of a majority of the shares present, either in person or by proxy, and entitled to vote at, a duly held meeting of the shareholders at which a quorum is present representing a majority of all outstanding shareholders either in person or by proxy. If such shareholder approval is not obtained, no Deferral Election Stock Options may be granted to directors until such shareholder approval is obtained and all elections previously made by any directors shall be automatically canceled.

SECOND AMENDMENT TO THE GLACIER WATER SERVICES, INC.
1994 STOCK COMPENSATION PROGRAM
     1. Purpose. The purpose of this Second Amendment to the Glacier Water Services, Inc. 1994 Stock Compensation Program (this “Amendment”) is to modify certain provisions pursuant to which members of the Board of Directors of Glacier Water Services, Inc. may elect to receive Deferral Election Stock Options in lieu of cash director fees.
     2. Definition. Terms used in this Amendment and not defined herein shall have the meanings ascribed to them in the Glacier Water Services, Inc. 1994 Stock Compensation Program.
     3. Vesting. The last sentence of Paragraph 3 of the 1994 Non-Employee Directors Stock Option Plan is amended by deleting the text “10 years” and replacing it with the text “five (5) years.”
     4. Date of the Amendment. This Second Amendment is dated 9/17,1996 and shall be effective for all Deferral Election Stock Options granted prior to the date hereof or granted hereafter.
In WITNESS WHEREOF, the Company has caused this Amendment to be executed this 17th day of September, 1996.

GLACIER WATER SERVICES, INC.
By:	/s/ Brenda K. Foster
	Name:	Brenda K. Foster
	Title:	Corporate Secretary

SECOND AMENDMENT TO THE GLACIER WATER SERVICES, INC.
1994 STOCK COMPENSATION PROGRAM
     1. Purpose. The purpose of this Second Amendment to the Glacier Water Services, Inc. 1994 Stock Compensation Program (this “Amendment”) is to modify certain provisions pursuant to which members of the Board of Directors of Glacier Water Services, Inc. may elect to receive Deferral Election Stock Options in lieu of cash director fees.
     2. Definitions. Terms used in this Amendment and not defined herein shall have the meanings ascribed to them in the Glacier Water Services, Inc. 1994 Stock Compensation Program.
     3. Vesting. The last sentence of Paragraph 3 of the 1994 Non-Employee Directors Stock Option Plan is amended by deleting the text “10 years” and replacing it with the text “five (5) years.”
     4. Date of the Amendment. This Second Amendment is dated _______,1996 and shall be effective for all Deferral Election Stock Options granted prior to the date hereof or granted hereafter.
     In WITNESS WHEREOF, the Company has caused this Amendment to be executed this 19th day of September, 1996.

GLACIER WATER SERVICES, INC.
By:
Name:
Title:

Exhibit 1
THIRD AMENDMENT TO GLACIER WATER SERVICES, INC
1994 STOCK COMPENSATION PROGRAM
     1. Purpose. The purpose of this Third Amendment to Glacier Water Services, Inc. 1994 Stock Compensation Program (this “Third Amendment”) is to increase the maximum number of shares of common stock issuable under the Program.
     2. Definitions. Terms used in this Amendment and not defined herein shall have the meanings ascribed to them in the Glacier Water Services, Inc. 1994 Stock Compensation Program (the “Program”).
     3. Common Shares Subject to Options. Article 2 of the Program is amended by deleting the number “175,000” and replacing it with the number “275,000” in the first sentence thereof. Such number pertains to the maximum number of options for common stock to be granted under the 1994 Employee Stock Option Plan (Part I of the Program).
     4. Date of the Amendment and Approval of Shareholders. This Third Amendment is dated February        , 1997, which is the date upon which the Board of Directors adopted this Amendment. This Amendment is subject to the approval by affirmative vote of the holders of a majority of the shares present, either in person or by proxy, and entitled to vote at a duly held meeting of the shareholders at which a quorum is present representing a majority of all outstanding shareholders either in person or by proxy. If such shareholder approval is not obtained, this Third Amendment shall have no further effect and any options granted in reliance of shareholder approval hereof shall be automatically cancelled.

Exhibit 1
FIVE AMENDMENT TO GLACIER WATER SERVICES, INC.
1994 STOCK COMPENSATION PROGRAM
     1. Purpose. The purpose of this Fourth Amendment (this “Fourth Amendment”) to Glacier Water Services, Inc. (the “Company”) 1994 Stock Compensation Program (the “Program”) is to (i) amend the Program to remove the requirement that the shareholders of the Company approve certain amendments delineated in Article 6 of the Program, in accordance with the modifications made to Rule 16b-3, effective as of August 15, 1996, promulgated under the Securities Exchange Act of 1934, as amended, and (ii) to amend Part II of the Program, the 1994 Non-Employee Directors Plan (the “Plan”), to allow the Compensation Committee of the Board of Directors of the Company to set the vesting and exercise schedule for Non-Employee Directors upon termination of Board of Directors membership for any reason other than for Cause.
     2. Definitions. Terms used in this Amendment and not defined herein shall have the meanings ascribed to them in the Program.
     3. Amendment of the Program. Article 6 of the Program is hereby deleted in its entirety and replaced by the following:
“Article 6. Termination and Amendment of the Program. In general, the Program shall terminate 10 years from the date such program is adopted by the Board of Directors, or the date such program is approved by the stockholders, whichever is earlier, or shall terminate at such earlier time as the Board of Directors may so determine. No options shall be granted under the Program after that date. Subject to the limitation contained in Article 7 of these General Previsions, the Committee may at any time amend or revise the terms of the Program, including the form and substance of the Option Agreements to be used hereunder; provided, however, that the terms and provisions of the Program which determine the eligibility of Non-Employee Directors to receive grants under Part II and the amount, price end timing of the formula grants under such Part II shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended (the “Code”), the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder; provided, further, however, that without approval by the stockholders of the Company representing a majority of the shares entitled to vote thereon (as described in Article 4 of these General Provisions) no amendment or revision shall, except as provided in Article 5 of these General Provisions, materially increase the maximum number of shares that may be issued under this Program. In addition, no such amendment or revision shall be effective it would disqualify the Program from the exemptions provided by SEC Rule l6b-3.”
     4. Amendment of the Plan. Section 2(g) of the Plan is hereby replaced in its entirety and replaced with the following:
     “(g) Rights Upon Termination of Board Membership. In the event that an Eligible Director ceases to be a Director of the Company or its Subsidiaries upon retirement or for any reason other than death, Disability or removal from the Board for Cause, the Eligible Director shall have the right to exercise an Option during its term within a period of ninety days after such termination to the extent that the Option was exercisable at the time such Eligible Director ceased to be a member of the Board. In the event that an Eligible Director ceases to be a Director of the Company or its Subsidiaries due to death or Disability, such Eligible Director’s Options shall immediately and fully vest and the Eligible Director or his or her successor shall have the right to exercise any such Option during its term within a period of one year after such Eligible Director ceased to be a member of the Board. Notwithstanding the foregoing, however, the Committee may, as its discretion based on the specific facts surrounding the departure of an Eligible Director from the Board, set an alternative vesting and exercise schedule for Options issued to such Eligible Director so long as such Eligible Director’s departure from the Board was for any reason other than for Cause. In the event of an Eligible Director’s removal from the Board for Cause, all unexercised Options shall be forfeited and cancelled.”
     5. Date of the Amendment. This Fourth Amendment is effective as of March 31,1997, which is the date upon which the Board of Directors adopted this Amendment.

Exhibit A
FOURTH AMENDMENT TO GLACIER WATER SERVICES, INC.
1994 STOCK COMPENSATION PROGRAM
     1. Purpose. The purpose of this fourth Amendment to Glacier Water Services, Inc. 1994 Stock Compensation Program (this “Fourth Amendment”) is to increase the maximum number of shares of common stock issuable under the Program.
     2. Definitions. Terms used in this Amendment and not defined herein shall have the meanings ascribed to them in the Glacier Water Services, Inc. 1994 Stock Compensation Program (the “Program”).
     3. Common Shares Subject to Options. Article 2 of the Program is amended by deleting the number “275,000” and replacing it with the number “525,000” in the first sentence thereof. Such number pertains to the maximum number of options for common stock to be granted under Part I of the 1994 Stock Compensation Program. Article of the Program is amended by deleting the number “150,000” and replacing it with the number “180,000” in the second sentence thereof. Such number pertains to the maximum number of options for common stock to be granted under Part II of the 1994 Stock Compensation Program.
     4. Date of the Amendment and Approval of Shareholders. This Fourth Amendment is effective as of April 14, 1998, and is subject to the approval by affirmative vote of the holders of a majority of the shares present, either in person or by proxy, and entitled to vote at a duly held meeting of the shareholders at which a quorum is present representing a majority of all outstanding shareholders either in person or by proxy. If such shareholder approval is not obtained, this Fourth Amendment shall have no further effect and any options granted in reliance of shareholder approval hereof shall be automatically cancelled.

Exhibit 1
SIXTH AMENDMENT TO GLACIER WATER SERVICES, INC.
1994 STOCK COMPENSATION PROGRAM
1. Purpose.
     The purpose of this Sixth Amendment to Glacier Water Services, Inc. 1994 Stock Compensation Program (the “Sixth Amendment”) is to increase the maximum number of shares of common stock under the Program.
2. Definitions.
     Terms used in this Amendment and not defined herein shall have the meaning ascribed to them in the Glacier Water Services, Inc. 1994 Stock Compensation Program (the “Program”).
3. Common Shares Subject to Options.
     Article 2 of the Program is amended by deleting the number “525,000” and replacing it with the number “650,000” in the first sentence thereof. Such number pertains to the maximum number of options for common stock to be granted under Part I of the 1994 Stock Compensation Program.
     Article 2 of the Program is amended by deleting the number “180,000” and replacing it with the number “300,000” in the second sentence thereof, such number pertains to the maximum number of options for common stock to be granted under Part II of the 1994 Stock Compensation Program.
4. Date of the Amendment and Approval of Shareholders.
     This Sixth Amendment is effective as of March 21, 2000, and is subject to the approval by affirmative vote of the holders of a majority of the shares present, either in person or by proxy, and entitled to vote at a duly held meeting of the shareholders at which a quorum is present representing a majority of all outstanding shareholders either in person or by proxy. If such shareholder approval is not obtained, this Sixth Amendment shall have no further effect and any options granted in reliance of shareholder approval hereof shall be automatically canceled.

16

Exhibit II
SEVENTH AMENDMENT TO GLACIER WATER SERVICES, INC.
1994 STOCK COMPENSATION PROGRAM
1. Purpose.
     The purpose of this Seventh Amendment to Glacier Water Services, Inc. 1994 Stock Compensation Program (the “Seventh Amendment”) is to increase the maximum number of shares of common stock under the Program.
2. Definitions.
     Terms used in this Amendment and not defined herein shall have the meaning ascribed to them in the Glacier Water Services, Inc. 1994 Stock Compensation Program (the “Program”).
3. Common Shares Subject to Options.
     Article 2 of the Program is amended by deleting the number “650,000” and replacing it with the number “800,000” in the first sentence thereof. Such number pertains to the maximum number of options for common stock to be granted under Part I of the 1994 Stock Compensation Program.
     Article 2 of the Program is amended by deleting the number “300,000” and replacing it with the number “500,000” in the second sentence thereof. Such number pertains to the maximum number of options for common stock to be granted under Part II of the 1994 Stock Compensation Program.
4. Date of the Amendment and Approval of Shareholders.
     This Seventh Amendment is effective as of March 15, 2001, and is subject to the approval by affirmative vote of the holders of a majority of the shares present, either in person or by proxy, and entitled to vote at a duly held meeting of the shareholders at which a quorum is present representing a majority of all outstanding shareholders either in person or by proxy. If such shareholder approval is not obtained, this Seventh Amendment shall have no further effect and any options granted in reliance of shareholder approval hereof shall be automatically canceled.

22

Eighth Amendment to the Glacier Water Services, Inc.
1994 Stock Compensation Program
     1. Purpose. The purpose of this Eighth Amendment to the Glacier Water Services, Inc. 1994 Stock Compensation Program (this “Amendment”) is to modify certain provisions pursuant to which members of the Board of Directors of Glacier Water Services, Inc. may be granted options in accordance with the 1994 Non-Employee Directors Stock Option Plan (the “Plan”).
     2. Definitions. Terms used in this Amendment and not defined herein shall have the meanings ascribed to them in the Glacier Water Services, Inc. 1994 Stock Compensation Program.
     3. Grants.
     (a) The Plan is hereby amended by deleting each reference to the term “Deferral Elections”, including, without limitation, in the first sentence of Paragraph 1 of Part II of the Plan, and inserting, in its place, the term “Supplemental Grants”.
     (b) Section 2(b) of Part II of the Plan is hereby amended and restated in its entirety to read as follows: “An annual Option to acquire 1,500 shares of Common Stock (as adjusted pursuant to Article 5 of the General Provisions of the Program) shall be granted (an “Annual Grant”) automatically each year, the first such grant to be made, subject to shareholder approval, on April 12, 1994 and subsequent grants to be made on the first business day of January of each year, to each Eligible Director. A supplemental Option to acquire the number of shares of Common Stock determined as set forth below (as adjusted pursuant to Article 5 of the General Provisions of the Program) shall be granted (a “Supplemental Grant”) automatically each year, the first such grant to be made on the day of the next annual meeting and subsequent grants to be made on each succeeding annual meeting, to each Eligible Director. The number of Options granted to an Eligible Director under a Supplemental Grant shall be the lesser of (i) a number whose value, as determined by an independent valuation expert, retained by the Committee, is equivalent on the Grant Date to Twenty Five Thousand Dollars ($25,000.00) in the case of Directors and One Hundred Seven Thousand Dollars ($107,000.00) in the case of the Chairman of the Board of Directors, and (ii) a number determined by the Committee on an annual basis.”

     (c) The Plan is hereby amended by deleting each reference to the term “Deferral Election Stock Option”, including, without limitation, in the first sentence of Paragraph 2(c) of Part II of the Plan, the last sentence of Paragraph 2(g) of Part II of the Plan and the first, second, third and fourth sentences of Paragraph 3 of Part II of the Plan, and inserting, in its place, the term “supplemental Option”.
     4. Date of the Amendment. This Eighth Amendment is dated the 1st day of May 2002 and shall be effective for all supplemental Options granted prior to the date hereof or granted hereafter.
     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed this 1st day of May 2002.

Glacier Water Services, Inc.
By:
	Name:	W.D. Walters
	Title:	Secretary

Exhibit I
NINTH AMENDMENT TO GLACIER WATER SERVICES, INC.
1994 STOCK COMPENSATION PROGRAM
1. Purpose.
     The purpose of this Ninth Amendment to Glacier Water Services, Inc. 1994 Stock Compensation Program (the “Ninth Amendment”) is to increase the maximum number of shares of common stock under the Program
2. Definitions.
     Terms used in this Amendment and not defined herein shall have the meaning ascribed to them in the Glacier Water Services, Inc. 1994 Stock Compensation Program (the “Program”).
3. Common Shares Subject to Options.
     Article 2 of the Program is amended by deleting the number “500,000” and replacing it with the number “600,000” in the second sentence thereof. Such number pertains to the maximum number of options for common stock to be granted under Part II of the 1994 Stock Compensation Program
4. Date of the Amendment and Approval of Shareholders.
     This Ninth Amendment is effective as of July 11, 2002, and is subject to the approval by affirmative vote of the holders of a majority of the shares present, either in person or by proxy, and entitled to vote at a duly held meeting of the shareholders at which a quorum is present representing a majority of all outstanding shareholders either in person or by proxy. If such shareholder approval is not obtained, this Ninth Amendment shall have no further effect and any options granted in reliance of shareholder approval hereof shall be automatically canceled.

     If a stockholder wants to nominate a person for election to the Board other than a director nominated by the Nominating Committee, notice of the proposed nomination must be provided to the Secretary of the Company in the time period set forth in the previous paragraph in the case of the 2003 annual meeting and, in the case of a special meeting called for the purpose of electing directors, by the close of business on the tenth day following the day on which public disclosure of the date of the special meeting is made.
FORWARD LOOKING STATEMENTS
     This Proxy Statement contains “forward-looking” information, as that term is defined by the federal securities laws, about our financial condition, results of operations and business. You can find many of these statements by looking for words such as “may”, “will”, “expect”, “anticipate”, “believe”, “estimate”, and similar words used in this Proxy Statement. The forward-looking statements in this Proxy Statement are intended to be subject to the safe harbor protection provided by the federal securities laws.
     These forward-looking statements are subject to numerous assumptions, risks and uncertainties (including trade relations and competition that may cause our actual results to be materially different from any future results expressed or implied in those statements).
     Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. We caution readers not to place undue reliance on these statements, which speak only as of the date of this Proxy Statement.
     The cautionary statements set forth above should be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. We do not undertake any obligation to review or confirm analysts’ expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

By Order of the Board of Directors
/s/ W. David Walters
W. David Walters
Senior Vice President, Chief Financial Officer and Secretary

Dated: June 11, 2002